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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2001


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2001, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2001-4)


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             (Exact name of registrant as specified in its charter)


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         Delaware                     333-41712                33-0917586
----------------------------         -----------             ----------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)

       1100 Town & Country Road
             Suite 1600
          Orange, California                                     92868
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378
                                                     --------------

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

         On December 3, 2001, a single series of certificates, entitled Long Beach Mortgage Loan Trust, Asset-Backed Certificates, Series 2001-4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class I-A Certificates and the Class I-S Certificates (the "Fannie Mae Certificates"), First Union National Bank as trustee (the "Trustee"), and Bankers Trust Company of California, N.A. as trust administrator (the "Trust Administrator"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class I-S Certificates", "Class II-S Certificates", "Class II-M1 Certificates", "Class M2 Certificates", "Class M3 Certificates", "Class I-C Certificates", "Class II-C Certificates", "Class I-P Certificates", Class II-P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of first lien and second lien, fully amortized adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans") and the pre-funding accounts in the aggregate of $431,007,058. The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,568,990,741 as of December 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 27, 2001, (the "Purchase Agreement") between Long Beach and the Depositor. On December 3, 2001 Fannie Mae exchanged Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2001-T13 (the "Guaranteed Certificates") with the Depositor for the Fannie Mae Certificates pursuant to the commitment letter dated November 27, 2001 among Fannie Mae, the Depositor and Long Beach. The Depositor, Long Beach and Greenwich Capital Markets, Inc. ("Greenwich"), as representative of itself, Banc of America Securities LLC, Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., has entered into an Underwriting Agreement dated November 30, 2001 for the purchase of the Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class II-S Certificates, Class II-M1 Certificates, Class M2 Certificates, Class M3 Certificates and the Guaranteed Certificates.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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                       Initial Certificate
                      Principal Balance or
  Class                   Notional Amount                   Pass-Through Rate
  -----                   ---------------                   -----------------

   I-A                     $1,222,975,000                        Variable

   I-S                      $155,025,000                         Declining

  II-A1                     $415,590,000                         Variable

  II-A2                     $59,000,000                          Variable

  II-A3                     $51,000,000                          Variable

  II-S                      $69,975,000                          Declining

  II-M1                     $35,765,000                          Variable

   M2                       $115,335,000                         Variable

   M3                       $75,335,000                          Variable

   I-C                      $17,224,900                          Variable

  II-C                       $7,744,900                          Variable

   I-P                         $ 100                                N/A

  II-P                         $ 100                                N/A

    R                           100%                                N/A

   R-X                          100%                                N/A


         The Class II-A1 Certificates, Class II-A2 Certificates, the Class II-A3 Certificates, Class II-S Certificates, the Class II-M1 Certificates, the Class M2 Certificates, the Class M3 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2000, and the Prospectus Supplement, dated November 30, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-A Certificates, the Class I-S Certificates, the Class I-C Certificates, the Class II-C Certificates, the Class I-P Certificates, the Class II-P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement. The Guaranteed Certificates and the Mortgage Loans are more particularly described in the Prospectus prepared by Fannie Mae dated November 27, 2001.

Item 7.   Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


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   Exhibit No.             Description
   -----------             -----------

      4.1 Pooling and Servicing Agreement, dated as of December 1, 2001, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer, the Federal National Mortgage Association as Guarantor with respect to the Class I-A Certificates and the Class I-S Certificates, First Union National Bank as Trustee and Bankers Trust Company of California, N.A. as Trust Administrator, relating to the Series 2001-4 Certificates.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 14, 2001

                                                     LONG BEACH SECURITIES CORP.


                                                     By: /s/ Jeffery A Sorensen
                                                        ------------------------
                                                     Name:  Jeffery A Sorensen
                                                     Title: Vice President


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                                Index to Exhibits

                                                                   Sequentially
Exhibit No.       Description                                      Numbered Page
-----------       -----------                                      -------------

    4.1           Pooling and Servicing Agreement, dated as of           7
                  December 1, 2001, by and among Long Beach
                  Securities Corp. as Depositor, Long Beach
                  Mortgage Company as Master Servicer, the
                  Federal National Mortgage Association as
                  Guarantor with respect to the Class I-A
                  Certificates and the Class I-S Certificates,
                  First Union National Bank as Trustee and
                  Bankers Trust Company of California, N.A. as
                  Trust Administrator, relating to the Series
                  2001-4 Certificates.




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